Exhibit 10.9

AMENDMENT TO DEBENTURES

This Amendment to Debentures (this “Amendment”), dated as of March 20, 2014, is made by and between U.S. Dry Cleaning Services Corporation, a Delaware corporation (the “Company”), and Setal 7, LLC, a California limited liability company (“Setal 7”).  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Debentures (as defined below).

W I T N E S SE T H

WHEREAS, Setal 7 and other investors purchased 10% Senior Secured Original Issue Discount Convertible Debentures due September 23, 2013 on September 23, 2011 and September 27, 2011 (collectively, all debentures of such series shall hereinafter be referred to as the “Debentures”);

WHEREAS, Section 10(n) of the Debentures provides that the terms of all of the Debentures may be amended with the written consent of the Company and Holders of Debentures of at least 51% of the aggregate principal amount of all Debentures then outstanding;

WHEREAS, Setal 7 is a holder of Debentures representing at least 51% of the aggregate principal amount of all Debentures outstanding as of the date of this Agreement; and

WHEREAS, the parties hereto desire to amend certain terms of the Debentures as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      Maturity Date.  The “Maturity Date” as defined in the third paragraph of the Debentures is hereby amended and replaced with “July 31, 2015.”

2.                                      Remainder of Debentures Unchanged.  Except as amended herein, all other terms and conditions of the Debentures shall remain in effect and the parties hereto ratify and confirm the same.

3.                                      Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Delivery by facsimile or other electronic means of an executed counterpart hereof shall have the same force and effect as delivery of an originally executed counterpart hereof.

[Remainder of Page Intentionally Left Blank; Signature Page to Follow]

Amendment to September Debentures (032014)(Execution)

IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Amendment as of the date first above written.

U.S. DRY CLEANING SERVICES CORPORATION

/S/ ALEX BOND
Alex Bond, Chief Executive Officer

SETAL 7, LLC

/S/ LESTER E. TAYLOR, JR.
Lester E. Taylor, Jr., Managing Member